TRANSAMERICA SERIES TRUST
Supplement dated February 1, 2010 to the Prospectus dated May 1, 2009, as previously supplemented
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Transamerica Asset Allocation — Conservative VP
Transamerica Asset Allocation — Moderate Growth VP
Transamerica Asset Allocation — Moderate VP
Transamerica International Moderate Growth VP
The second bullet point under “Principal Investment Strategies” in the Prospectus relating to Transamerica Asset Allocation — Conservative VP, Transamerica Asset Allocation — Moderate Growth VP, Transamerica Asset Allocation — Moderate VP and Transamerica International Moderate Growth VP is deleted and replaced with the following:
•	Allocation of assets among the underlying funds is based on such things as prudent diversification principles, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Effective February 15, 2010, allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.
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Investors Should Retain this Supplement for Future Reference